This is filed pursuant to Rule 497(e).
File Nos. 333-8818 and 811-9176.








ALLIANCE CAPITAL [LOGO] (R)


                             ALLIANCE SELECT INVESTOR SERIES
                                       Technology Portfolio
____________________________________________________________

Supplement dated August 1, 2000 to the Prospectus and
Application dated February 29, 2000 of Alliance Select
Investor Series, Technology Portfolio.


This Supplement supersedes the Supplement dated April 17,
2000 to the Prospectus and Application concerning the delay in the commencement of the continuous offering of shares of the Fund. The Fund will begin the continuous offering of shares on August 1, 2000.

!C!_________________________________________________

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.
{BF=1}
00250247.AD3
{EF=1}